SUPPLEMENT TO THE PROSPECTUS

United New Concepts Fund, Inc. - Class A and Class Y Shares

The following information replaces the disclosure regarding management of the Fund in the section entitled "About the Management and Expenses of the Fund":

     Zachary H. Shafran is primarily responsible for the management of the portfolio of the Fund. Mr. Shafran has held his responsibilities since February 1999. He is Vice President of WRIMCO and Vice President of the Fund. Mr. Shafran has served as the portfolio manager for another investment company managed by WRIMCO, since January 1996. Mr. Shafran has served as an investment analyst with WRIMCO, and has been an employee of WRIMCO, since June 1990.

To be attached to the cover page of the Class A and Class Y Prospectus of United New Concepts Fund, Inc. dated June 30, 1998.

This Supplement is dated March 1, 1999.

NUS2012B


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SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION


United New Concepts Fund, Inc.

The following information replaces the disclosure regarding management of the Fund in the section entitled "Directors and Officers" on page 54:

     Zachary H. Shafran
          Vice President of the Fund and Vice President of WRIMCO. Date of birth: October 12, 1965.

To be attached to the cover page of the Statement of Additional Information of United New Concepts Fund, Inc. dated June 30, 1998.

This supplement is dated March 1, 1999.